UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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WHERE FOOD COMES FROM, INC.

(Name of registrant as Specified in its Charter)

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WHERE FOOD COMES FROM, INC.

221 Wilcox Street, Suite A

Castle Rock, CO 80104

NOTICE OF ANNUAL SHAREHOLDERS MEETING

DATE	Friday, May 6, 2016
TIME	10:00am Mountain Standard Time
PLACE	Fortis Private Bank Main Conference Room 1550 17th St., Suite 100, Denver, CO 80202

ITEMS OF BUSINESS

1.

To elect nine directors of Where Food Comes From, Inc. (the Company) to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified;

2.

To ratify the appointment of GHP Horwath, P.C., an independent registered public accounting firm, as our independent auditor for the fiscal year ending December 31, 2016;

3.

To approve the Company’s 2016 Equity Incentive Plan

4.

To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

RECORD DATE	Holders of Where Food Comes From, Inc. common stock of record at the close of business on March 28, 2016 are entitled to vote at the meeting.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. You can revoke your proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

We have enclosed a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, with this Notice of Annual Shareholders Meeting and accompanying proxy statement. Please read the enclosed information carefully before completing and returning the enclosed proxy card.

You are cordially invited to attend the meeting. Whether or not you are planning to attend the meeting, you are urged to complete, date and sign the enclosed proxy card and return it promptly. Should you have any questions or need additional information, you are urged to call the Company at (303) 895-3002.

By Order of the Board of Directors

/s/ John Saunders

John Saunders

Chief Executive Officer

April 4, 2016

WHERE FOOD COMES FROM, INC.

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WHERE FOOD COMES FROM, INC.

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Why did you send this proxy statement to me?

The Board of Directors of Where Food Comes From, Inc. (sometimes referred to here as “WFCF,” “we,” “us,” “our,” or the “Company”) is soliciting the enclosed proxy to be used at the annual meeting of shareholders on May 6, 2016 at 10:00 a.m. (MST), and at any adjournment or postponement of that meeting. The meeting will be held in the Main Conference Room of Fortis Private Bank, 1550 17th St., Suite 100, Denver, CO 80202. The purpose of the meeting is to:

•	elect nine (9) directors;
•	vote on the ratification of the appointment of GHP Horwath, P.C. as our independent auditor for the year ending December 31, 2016;
•	approve the Where Food Comes From, Inc. 2016 Equity Incentive Plan; and
•	conduct any other business properly brought before the meeting or any adjournment or postponement thereof.

How many votes do I have?

If we had your name on record as owning common stock in Where Food Comes From, Inc. at the close of business on March 28, 2016, then you are entitled to vote at the annual meeting. You are entitled to one vote for each share of WFCF common stock you own as of that date. At the close of business on March 28, 2016, there were 23,853,461 shares of WFCF common stock outstanding and eligible to vote.

How do I vote?

You may vote your shares either in person or by proxy. If you vote the shares in person, you must present proof that you own the shares as of the record date through brokers’ statements or similar proof and identification. To vote by proxy, review the materials and follow the instructions provided.

How do I attend the annual meeting in person?

Seating at the annual meeting will be limited to WFCF’s shareholders or their proxyholders and WFCF’s invited guests. If you are a holder of record in your own name, please bring photo identification to the annual meeting. If you hold shares through a bank, broker or other third party, please bring photo identification and a current brokerage statement. Cameras, recording equipment and other electronic devices will not be permitted at the meeting. The annual meeting will begin promptly at 10:00 a.m. (MST), so please plan to arrive accordingly.

May I revoke my proxy?

You may change your vote or revoke your proxy any time before the annual meeting by:

•	returning another proxy card with a later date;
•	sending written notification of revocation to the Corporate Secretary at our principal executive offices at 221 Wilcox Street, Suite A, Castle Rock, CO 80104; or
•	attending the annual meeting and voting in person.

You should be aware that simply attending the annual meeting will not automatically revoke your previously submitted proxy. If you desire to revoke your proxy, you must notify an authorized WFCF representative at the annual meeting of your desire to do so and then you must vote in person.

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Who pays for the solicitation of proxies and how are they solicited?

We pay the entire cost of the solicitation of these proxies. This cost includes preparation, assembly, printing, and mailing of this proxy statement and any other information we send to you. We may supplement our efforts to solicit your proxy in the following ways:

•	we may contact you using the telephone or electronic communication; or
•	our directors, officers, or other regular employees may contact you personally.

We will not pay directors, officers, or other regular employees any additional compensation for their efforts to supplement our proxy solicitation.

Can I vote if my shares are held in “street name”?

If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your bank or brokerage firm provides you. If you do not give instructions to your bank or brokerage firm, it will still be able to vote your shares with respect to certain “routine” items, but will not be allowed to vote your shares with respect to certain “non-routine” items. In the case of non-routine items, the shares will be treated as “broker non-votes,” which are not counted as cast and have no effect on the outcome of the vote. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Election of directors and approval of the WFCF 2016 Equity Incentive Plan are considered a non-routine matter. We urge you to give your bank or brokerage firm instructions on all proposals in this proxy statement. To be able to vote your shares held in street name at the meeting, you will need to obtain a proxy from your bank or brokerage firm.

What is “householding”?

If you and others in your household own your shares in street name, you may receive only one copy of this proxy statement and the annual report. This practice is known as “householding.” If you hold your shares in street name and would like additional copies of these materials, please contact your bank or broker. If you receive multiple copies and would prefer to receive only one set of these materials, please also contact your bank or broker. WFCF does not currently use householding for owners of record and will send notice to all owners of record before using householding. By using this method, we give all owners of record the opportunity to continue to receive multiple copies of these materials in the same household.

What constitutes a quorum?

In order for business to be conducted at the meeting, a quorum must be present. A quorum consists of the holders of majority of all the shares of common stock issued, outstanding and entitled to vote at the meeting. Shares of common stock represented in person or by proxy (including broker non-votes and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for the purpose of determining whether a quorum exists. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

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What vote is required to approve each proposal?

•	Proposal 1: Elect Nine Directors

The affirmative vote by a plurality of the votes cast represented by proxy and voting at the meeting is required to elect each of the nine nominees for director. Broker non-votes have no effect on the outcome of the voting for each of the nominees.

•	Proposal 2: Ratify the Appointment of Independent Auditors for the 2016 Fiscal Year

The affirmative vote of a majority of shares of common stock present or represented by proxy and voting at the meeting is required to approve this proposal. Abstentions are counted as votes cast and have the same effect as votes against the proposal. Broker non-votes have no effect on the outcome of the voting on this proposal.

•	Proposal 3: Approve the Where Food Comes From, Inc. 2016 Equity Incentive Plan

The affirmative vote of a majority of shares of common stock present or represented by proxy and voting at the meeting is required to approve this proposal. Abstentions are counted as votes cast and have the same effect as votes against the proposal. Broker non-votes have no effect on the outcome of the voting on this proposal.

How will my proxy get voted?

If you vote over the Internet or by telephone confirm phone/internet with CST, or properly fill in and return a paper proxy card, the designated proxy (John Saunders) will vote your shares as you have directed. If you submit a paper proxy card, but do not make specific choices, the designated proxy will vote your shares as recommended by the Board of Directors as follows:

•	“FOR” election of all nine nominees for director;
•	“FOR” ratification of the appointment of GHP Horwath, P.C. as our independent auditor for the year ending December 31, 2016; AND
•	“FOR” approval of the WFCF 2016 Equity Incentive Plan.

How will voting on “any other business” be conducted?

Although we do not know of any business to be considered at the annual meeting other than the proposals described in this proxy statement, if any additional business is properly brought before the annual meeting, your signed or electronically transmitted proxy card gives authority to the designated proxy to vote on such matters in his discretion.

Who will count the votes?

We have hired a third party, Corporate Stock Transfer Inc., to judge voting, be responsible for determining whether or not a quorum is present and tabulate votes cast by proxy or in person at the annual meeting.

Where can I find voting results of the meeting?

We will announce general voting results at the meeting and publish final detailed voting results in a Form 8-K filed with the Securities and Exchange Commission (the SEC) within four (4) business days following the meeting.

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May shareholders ask questions at the annual meeting?

Yes, our representatives will answer your questions after the conclusion of the formal business of the meeting. In order to give a greater number of shareholders an opportunity to ask questions, we may impose certain procedural requirements, such as limiting repetitive or follow-up questions, limiting the amount of time for a question, or requiring questions to be submitted in writing.

How can I communicate with the Board of Directors?

If you or any interested party wishes to communicate with the Board of Directors, as a group, or with an individual director, such communication may be directed to the appropriate group or individual in care of the Corporate Secretary, Where Food Comes From, Inc., 221 Wilcox Street, Suite A, Castle Rock, Colorado 80104. The communication must be clearly addressed to the specific group or director. The Board of Directors has instructed the Corporate Secretary to review and forward such communications to the appropriate person or persons for response.

How can I access WFCF’s proxy materials and annual report electronically?

You can access the Company’s proxy statement and the 2015 Annual Report on Form 10-K at www.wherefoodcomesfrom.com. You may simply click on the “Investor Relations” tab on the bottom of the home page, and then the “SEC Filings” link in the right column; the SEC filings section of our website will be available for your usage. You may also request free copies of these documents by sending a written request to the Company’s Corporate Secretary at 221 Wilcox Street, Suite A, Castle Rock, Colorado, 80104. We also file and furnish our annual, quarterly and current reports and other information, including proxy statements, with the SEC. Our SEC filings are available to the public at the SEC’s website at www.sec.gov. The 2015 Annual Report on Form 10-K is accompanying this proxy statement but is not considered part of the proxy soliciting materials.

How long may I rely upon the information in this proxy statement? May I rely upon other materials as well regarding the annual meeting?

You should rely upon the information contained in this proxy statement to vote on the proposals at the annual meeting. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated April 4, 2016. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date, unless indicated otherwise in this proxy statement, and the mailing of the proxy statement to you shall not create any implication to the contrary. We would encourage you to check our website or the SEC’s website for any required updates that we may make between the date of this proxy statement and date of the annual meeting.

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PROPOSAL 1 - ELECTION OF DIRECTORS

The first proposal to be voted on is the election of directors. The Board of Director’s nominees for re-election are John Saunders, Leann Saunders, Peter C. Lapaseotes, Jr., Adam Larson, Dr. Gary Smith, Robert Van Schoick II and Tom Heinen. The Board of Directors proposes adding two new nominees for election, thereby increasing the size of the Board of Directors from seven to nine members. The two new nominees for election are Graeme P. Rein and Michael Smith. The Board of Directors has increased the size of the Board to nine members effective as of the 2016 annual meeting to accommodate the new nominees. Biographical information about each of the nominees is included under “Information about the Nominees” below. If elected, each of the nominees will serve until the next annual meeting of shareholders and will be subject to reelection at such meeting along with the other directors.

The Board of Directors has no reason to believe that any nominee will be unable to serve or decline to serve as a director if elected. If a nominee becomes unable or unwilling to accept nomination or election, the Board of Directors will either select a substitute nominee or will reduce the size of the Board of Directors. If you have submitted a proxy and a substitute nominee is selected, your shares will be voted for the election of the substitute nominee.

In accordance with the Company’s bylaws, directors are elected by a plurality vote of shares represented and entitled to vote at the meeting.

Information About the Nominees

Set out below is certain information concerning our nominees for election as directors of the Company:

John Saunders, 44, is Chairman of the Board of Directors of the Company, serving in this position since 1998. Mr. Saunders founded our company in 1998 and has served as the Chief Executive Officer since then. Previously, Mr. Saunders was a partner and consultant for Pathfinder Consulting Services, Inc. in Parker, Colorado. An expert in both technology and the livestock industry, Mr. Saunders is a graduate of Yale University. Mr. Saunders brings to the board over 25 years of business, finance, marketing and leadership experience in the agricultural, livestock and food industry. He also brings experience in corporate governance and board leadership as a chairman, making him a well-qualified candidate for a director of the Company.

Leann Saunders, 45, has been the President of the Company since 2008. Prior to 2003, Mrs. Saunders worked for PM Beef Holdings (“PM”), an integrated beef company, and developed a supply system for PM’s Ranch to Retail product line and managed PM’s U.S. Department of Agriculture (USDA) Process Verified program. She then served as the company’s Vice President of Marketing and Communications. Prior to joining PM in 1996, Mrs. Saunders worked for McDonald’s Corporation as a Purchasing Specialist, and Hudson Foods Corporation. Mrs. Saunders graduated with a B.S. in Agriculture Business and an M.S. in Beef Industry Leadership from Colorado State University. Mrs. Saunders sits on the Board of Directors for the International Stockmen’s Education Foundation, and was the chair-elect for the United States Meat Export Federation for the 2014-2015 year. Mrs. Saunders has served on our Board of Directors since January 2012 and brings to the board over 25 years of diverse business leadership experience in supply chain management and marketing as well as extensive knowledge of executive compensation and corporate cultures. Her broad understanding of the agricultural, livestock and food industry makes her a well-qualified candidate for a director of the Company.

Pete Lapaseotes, 57, is a third-generation farmer/feeder agri-businessman from Bridgeport, Nebraska. For over 30 years, Mr. Lapaseotes has co-owned and operated Lapaseotes LTD, CPN Farms and Greenwood Ranch consisting of irrigated farming, cow-calf operation and finishing feedyards. Mr. Lapaseotes is a stockholder of 21st Century Equipment, a large John Deere dealership, 21st Century Water Technology, Dinklage Feedyards, Valley Bank and Trust/Western States Bank located in Nebraska and Colorado. Mr. Lapaseotes sits on several boards including Dinklage Feedyards as President, Valley Bank/Western States Bank, Global South Fork Solutions, Greek Orthodox Church, North Platte Natural Resource District, Bridgeport Community Center Foundation, TeamMates and the Paul Engler Entrepreneur Program at the University of Nebraska. Mr. Lapaseotes has served on our Board of Directors since May 2006 and brings to the board over 40 years of business, finance, marketing and leadership experience in the agricultural and retail industries, making him a well-qualified candidate for a director of the Company.

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Adam Larson, 46, has been involved in the cattle feeding and ranching business since 1991. During that period, he has been a member and manager of eight family organizations involved in cattle ranching and cattle feeding and is primarily involved financial preparation and management. Mr. Larson is a graduate of the University of Colorado with a degree in Business Administration - Finance. Mr. Larson has served on our Board of Directors since May 2006 and brings to the board over 25 years of business experience in cow/calf ranch operations, as well as expertise in investments and finance, making him a well-qualified candidate for a director of the Company.

Dr. Gary Smith, 77, serves as a University Distinguished Professor Emeritus at Colorado State University-Fort Collins and on the Graduate Faculty of Texas A&M University-College Station. In 2011, Dr. Smith retired from his position as a professor in the Department of Animal Science at Colorado State University, a position he held since 1990. Dr. Smith received his Ph.D. in Meat Science and Muscle Biology from Texas A&M University. Dr. Smith has also taught at Washington State University, Texas A&M University and FSIS-USDA National Meat Inspection Training Center. Dr. Smith is a member of multiple professional associations and societies and has received numerous academic awards. Dr. Smith has served on our Board of Directors since May 2006. He has an excellent national and international reputation as a meat, food and animal scientist with expertise in meat science and food safety. He is also recognized for the quality and quantity of his scientific publications. Dr. Smith’s advice and counsel on meat sciences and food safety are relied upon by government agencies (USDA and U.S. Food and Drug Administration), commodity-group associations (National Cattlemen’s Beef Association, American Meat Institute, etc.), private industry (JBS S.A., Cargill Meat Solutions, Tyson, etc.) and international organizations of countries such as Australia, Uruguay, Japan and the European Union. He also has valuable corporate governance experience serving on other company boards and committees, making him a well-qualified candidate for a director of the Company.

Robert Van Schoick II, 65, has more than 35 years of experience in the animal health industry holding various senior executive roles in sales and marketing for Merck Animal Health and Merial. He joined Med-Pharmex Animal Health as President in 2006 and helped form Cornerstone Animal Health in 2013. His career accomplishments include several successful product launches and the effective management of the “fighting brand” strategy to defend the IVOMEC franchise. Additionally, Mr. Van Schoick is the original architect of the Sales Agency Distribution System currently used by Merial and several other manufacturers. As a result of his noted industry expertise, Bob has held numerous animal agriculture board positions including serving for the National FFA Foundation, the National Cattlemen’s Beef Association, and the International Stockmen Education Foundation. He holds B.A. and M.A. degrees from Austin College and a B.S. in Animal Science from Texas A&M. Mr. Van Schoick has served on our Board of Directors since May 2006 and brings to the board diverse leadership experience in the animal health industry as well as extensive knowledge of executive compensation and corporate cultures. His valuable corporate governance experience and expertise in investments and finance makes him a well-qualified candidate for a director of the Company.

Tom Heinen, 60, has been a co-president of Heinen’s Fine Food Stores (Heinen’s) since 1994. Heinen’s specializes in offering the freshest, highest quality foods while providing world-class service in 18 neighborhood locations serving various communities throughout Northeast Ohio. Since 1994, Mr. Heinen has managed the labor relations, central manufacturing, and the overall strategic direction for the meat, foodservice and bakery areas of Heinen’s. Mr. Heinen graduated from Bucknell University in 1977 with a B.S. in Business Management. He also serves as a board member of The Boys and Girls Club of Cleveland. Mr. Heinen has served on our Board of Directors since September 2012 and brings to the board over 40 years of retail expertise, business experience and strong management skills. His broad understanding of consumer demands within the food industry makes him a well-qualified candidate for a director of the Company.

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Graeme P. Rein, 36, is the managing member and chief investment officer of Yorkmont Capital Management, LLC, an Austin, Texas based registered investment advisor which he founded in 2012. Prior to Yorkmont Capital, Mr. Rein worked as a research analyst at Bares Capital Management, Inc. from 2006 to 2012 and as an audit professional at Deloitte & Touche, LLP from 2004 to 2006. Mr. Rein graduated from Princeton University with a Bachelor of Arts in Economics and from the McCombs School of Business at the University of Texas with a Masters in Professional Accounting. He holds the Chartered Financial Analyst (CFA) designation and is also a Certified Public Accountant (CPA) in the state of Texas. Mr. Rein is a new nominee to our Board. He brings more than 10 years of business-related experience, with expertise in finance, accounting, and investments, which makes him a well-qualified candidate to be a Director of the Company.

Michael Smith, 63, has extensive expertise in all aspects of the cattle business and in trading commodities. From 1975 to 1977, Mr. Smith was a cattle buyer for JBS Swift & Company. From 1977 to 1986, he worked for Cactus Feeders as Head of Sales and on the advisory board for risk management. Since 1986, Mr. Smith has traded commodities and has formed and managed various entities that own and operate cattle feed yards and massive ranching operations. From 1991 to the present, Mr. Smith has purchased over 283,000 acres in Texas and New Mexico through the various entities that he formed and manages. Mr. Smith graduated with a B.S. in Animal Production from Texas Tech University. He was King Ranch Scholarship recipient. Currently, he is a director of the Texas Livestock Marketing Association and National Finance Credit Corporation of Texas and also serves on the executive committee of both companies. Mr. Smith is a new nominee to our Board. Mr. Smith brings to the board over 40 years of business, finance, marketing and leadership experience in the agricultural and retail industries, making him a well-qualified candidate for a director of the Company.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR.

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PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors selected GHP Horwath, P.C. as the independent auditor of the books and accounts of the Company for the year ending December 31, 2016. Although we are not required to submit this matter to you, the Board of Directors believes that it is good corporate governance to do so. This proposal asks you to ratify this appointment. If the appointment of GHP Horwath, P.C. is not ratified by you, the Audit Committee will reconsider the appointment. Representatives of GHP Horwath, P.C. are expected to be present at the annual meeting. They will have the opportunity to make a statement if they wish to do so and will be available to respond to appropriate questions that you may have.

Audit Fees

The following table presents fees for professional audit services rendered by GHP Horwath, P.C. for the audits of the Company’s annual financial statements for the years ended December 31, 2015 and 2014. All such fees were approved by the Audit Committee.

	2015	2014
Audit Fees (1)	$65,000	$57,000
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
	$65,000	$57,000

(1)	Includes fees and expenses related to the fiscal year audit and interim reviews, irrespective of when the fees and expenses were billed or when the services were rendered. Audit fees also include fees and expenses related to SEC filings.

Pre-Approval Policies and Procedures

The Audit Committee has established policies and procedures for the approval and pre-approval of audit services and permitted non-audit services. The Audit Committee has the responsibility to do the following:

•

to engage and terminate our independent auditors;

•

to pre-approve their audit services and permitted non-audit services;

•

to approve all audit and non-audit fees; and

•

to set guidelines for permitted non-audit services and fees.

All of the fees for 2015 and 2014 were pre-approved by the Audit Committee or were within pre-approved guidelines for permitted non-audit services and fees established by the Audit Committee. The Audit Committee considers whether the provision of the services disclosed under the headings “Audit-Related Fees,” “Tax Fees” and “All Other Fees” is compatible with maintaining GHP Horwath’s independence.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GHP HORWATH, P.C. AS OUR INDEPENDENT AUDITOR FOR THE YEAR ENDING DECEMBER 31, 2016.

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PROPOSAL 3 – APPROVAL OF THE 2016 EQUITY INCENTIVE PLAN

The Board of Directors recommends that shareholders approve the Where Food Comes From, Inc. 2016 Equity Incentive Plan (which we refer to as the “2016 Plan”). The 2016 Plan would govern grants of equity awards to our employees, non-employee directors and consultants (“participants”) and is intended to replace the Company’s existing Amended and Restated 2006 Equity Incentive Plan (which we refer to as the “2006 Plan”). The 2006 Plan is scheduled to expire on February 6, 2017 and has a limited number of shares available for future awards. We will continue to grant awards under the 2006 Plan for so long as shares remain available under the 2006 Plan, or until the expiration of such plan. As of March 16, 2016, there were 286,834 shares available for issuance under the 2006 Plan. Additionally, there were 266,003 options outstanding, with a weighted-average exercise price of $0.84 and a weighted-average remaining contractual life of 6.43 years. In addition, there were 74,000 shares of restricted stock outstanding.

The 2016 Plan includes authorization for the issuance of 5,000,000 shares of the Company’s common stock. If shareholders approve the 2016 Plan at the Annual Meeting, then the 2016 Plan will become effective on May 8, 2016. The term of the 2016 Plan is 10 years.

On March 15, 2016, the Board of Directors of the Company approved the 2016 Plan, subject to approval by the shareholders of the Company. A copy of the 2016 Plan is attached hereto as Appendix A. Capitalized terms used herein will, unless otherwise defined, have the meanings assigned to them in the text of the 2016 Plan. The following description of the 2016 Plan is qualified in its entirety by reference to the complete text of the 2016 Plan.

General

The purpose of the 2016 Plan is to advance the interests of the Company and promote the Company’s success by aligning the long-term interests of participants with those of our shareholders. The 2016 Plan is intended to help the Company and its affiliates attract, motivate and retain highly-talented and marketable employees, non-employee directors and consultants to manage and oversee the profitable operations of, and achieve the long-term strategic goals of, the Company. The 2016 Plan aligns the interests of designated employees, non-employee directors and consultants with those of shareholders by facilitating increased stock ownership by such employees and non-employee directors.

The 2016 Plan permits the grant of various types of stock- and cash-based compensation. The 2016 Plan includes includes incentive stock options; non-qualified stock options; stock appreciation rights; restricted stock; and cash-based awards. Awards may be evidenced by any written or electronic agreement, contract, or other instrument or document evidencing an award (an “Award Agreement”).

If the 2016 Plan is approved by shareholders, we will have 5,000,000 shares of common stock authorized for grant pursuant to our equity compensation plan, taking into account the termination of the 2006 Plan. In setting the number of shares of common stock authorized for issuance under the 2016 Plan, we considered the potential dilution to our investors from awards that could be granted under the 2016 Plan. The 5,000,000 additional shares of common stock authorized by the 2016 Plan, together with shares issuable pursuant to currently outstanding awards under the 2006 Plan, represent approximately 22% of the outstanding shares of common stock as of March 28, 2016.

As of March 28, 2016, we had 23,853,461 shares of common stock issued and outstanding (not including shares of treasury stock). The market value of one share of common stock on March 28, 2016 on the OTCQB, as determined by reference to the closing price, was $2.11.

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The 2016 Plan provides us with the flexibility to develop and deliver a long-term equity incentive program that is competitive, attracts and retains key talent, and meets current and evolving compensation practices. Additionally, the 2016 Plan contains key features to protect the interests of our shareholders, which include the following:

•	There is no annual or automatic increase in the number of shares available for issuance under the 2016 Plan.

•	Clawback provision: Performance-based awards may be subject to recoupment based on Company clawback policies if the awards vest based upon results that are thereafter restated.

•	Limitations apply to the number of shares an individual participant may receive in a given calendar year and the number of shares that can be the subject of stock options or stock appreciation rights granted to any individual during the life of the 2016 Plan.

•	The exercise price of stock options and the strike price/base value of stock appreciation rights must equal at least 100% of the fair market value of the underlying shares of common stock at the time of grant.

•	We are not permitted to reduce the exercise price, reprice or provide cash payment for underwater stock options or stock appreciation rights without shareholder approval.

Plan Administration

The 2016 Plan will be administered by the Board of Directors, the composition of which will at all times satisfy the provisions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 162(m).

Except where prohibited by applicable law, a committee may delegate some or all of its authority with respect to the 2016 Plan to another committee of directors or to one or more officers of the Company. The appropriate acting body, be it the Board of Directors, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this plan description as the Administrator.

The Administrator has broad authority under the 2016 Plan with respect to award grants including, without limitation, the authority:

•	to select participants and determine the type(s) of award(s) that they are to receive;

•	to determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award;

•	to cancel, modify, or waive the Company’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents, and subject to the repricing prohibition (described below);

•	to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards subject to any required consent;

•	subject to the other provisions of the 2016 Plan, to make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award; and

•	to allow the purchase price of an award or shares of the Company’s common stock to be paid in the form of cash, check, or electronic funds transfer, by the delivery of already-owned shares of the Company’s common or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice of third party payment or by cashless exercise, on such terms as the Administrator may authorize, or any other form permitted by law.

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Eligibility

Persons eligible to receive awards under the 2016 Plan include officers and employees of the Company or any of its subsidiaries, directors of the Company, and certain consultants who render bona fide services to the Company or any of its subsidiaries (other than services in connection with the offering or sale of securities or as a market maker or promoter of securities of the Company). As of the date of this proxy statement, there are approximately 50 employees, including officers, of the Company and six non-employee directors of the Company who would potentially be eligible to receive awards under the Plan.

Authorized Shares

The maximum number of shares of Company common stock that may be issued pursuant to awards under the 2016 Plan is 5,000,000. The 2016 Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another Company will not count against the shares available for issuance under the 2016 Plan, except as may be required by the Administrator or applicable law or stock exchange rules.

Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2016 Plan will be available for reissuance under the 2016 Plan. Notwithstanding the foregoing, the 2016 Plan prohibits liberal share recycling. Accordingly, shares tendered or withheld to satisfy the exercise price of options or tax withholding obligations, and shares covering the portion of exercised stock appreciation rights (or “SARs”) (regardless of the number of shares actually delivered), will count against the limit set forth above.

Awards Under the 2016 Plan

Because future awards under the 2016 Plan will be granted in the discretion of the Board of Directors or a committee of the Board of Directors, the type, number, recipients and other terms of future awards cannot be determined at this time.

No Repricing

In no case (except due to an adjustment to reflect a stock split or similar event or any repricing that may be approved by stockholders) will any adjustment be made to a stock option or stock appreciation right award under the 2016 Plan (by amendment, cancellation and regrant, exchange for other awards or cash or other means) that would constitute a repricing of the per share exercise or base price of the award.

Types of Awards

The 2016 Plan authorizes stock options, stock appreciation rights, restricted stock, as well as cash bonus awards. The 2016 Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Awards may, in certain cases, be paid or settled in cash.

Stock Options

A stock option is the right to purchase shares of the Company’s common stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of an option generally may not be less than the fair market value of a share of the Company’s common stock on the date of grant. The maximum term of an option is ten years from the date of grant. An option may be either an incentive stock option or a nonqualified stock option. Incentive stock options are taxed differently than nonqualified stock options and are subject to more restrictive terms under the Code and the 2016 Plan. Incentive stock options may be granted only to employees of the Company or a subsidiary.

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Stock Appreciation Rights

A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of shares of the Company’s common stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Administrator at the time of grant of the stock appreciation right and generally cannot be less than the fair market value of a share of the Company’s common stock on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant.

Restricted Stock

Shares of restricted stock are shares of the Company’s common stock that are subject to certain restrictions on sale, pledge, or other transfer by the recipient during a particular period of time (the “restricted period”). Subject to the restrictions provided in the applicable award agreement and the 2016 Plan, a participant receiving restricted stock may have all of the rights of a stockholder as to such shares, including the right to vote and the right to receive dividends.

Cash Awards

The Administrator, in its sole discretion, may grant cash awards, including without limitation, discretionary awards, awards based on objective or subjective performance criteria, and awards subject to other vesting criteria.

Change in Control

The Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a change in control, or upon any other event or other circumstance related to the change in control, such as an involuntary termination of employment occurring after such change in control, as the Administrator may determine. Notwithstanding the foregoing, in the event the Administrator does not make appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the change in control, then each then-outstanding option and stock appreciation right shall automatically become fully vested, all shares of restricted stock then outstanding shall automatically fully vest free of restrictions.

For purposes of the 2016 Plan, a “change in control” will be deemed to have occurred if:

(a)	The acquisition by any individual, entity or group of beneficial ownership of more than 50% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, subject to certain exceptions;

(b)	Individuals who, as of the effective date of the 2016 Plan, constitute the Board of Directors cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the effective date of the 2016 Plan whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then comprising the incumbent Board of Directors (including for these purposes, the new members whose election or nomination was so approved, without counting the member and his predecessor twice) shall be considered as though such individual were a member of the incumbent Board of Directors, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors;

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(c)	Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company, in each case unless, following such transaction, (1) all or substantially all of the individuals and entities that were the beneficial owners of the outstanding voting securities of the Company immediately prior to the transaction beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from the transaction, (2) no person beneficially owns, directly or indirectly, more than 50% of, respectively, the combined voting power of the then-outstanding voting securities of the entity resulting from the transaction, except to the extent that the ownership in excess of more than 50% existed prior to the transaction, and (3) at least a majority of the members of the board of directors or trustees of the entity resulting from the transaction were members of the Board of Directors at the time of the execution of the initial agreement or of the action of the Board of Directors providing for the transaction; or

(d)	Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company other than in the context of a transaction that does not constitute a change of control under (c) above.

Notwithstanding the foregoing, a change in control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of the Company’s voting securities immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions. No compensation that has been deferred for purposes of Section 409A of the Code shall be payable as a result of a change in control unless the change in control qualifies as a change in ownership or effective control of the Company within the meaning of Section 409A of the Code.

Transferability of Awards

Awards under the 2016 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution, or pursuant to domestic relations orders, and with respect to awards with exercise features, are generally exercisable during the recipient’s lifetime only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, as long as such transfers comply with applicable federal and state securities laws and provided that any such transfers are not for consideration.

Adjustments

As is customary in plans of this nature, the share limit and the number and kind of shares available under the 2016 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of Performance-Based Awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

No Limit on Other Authority

The 2016 Plan does not limit the authority of the Board of Directors or any committee to grant awards or authorize any other compensation, with or without reference to the Company’s common stock, under any other plan or authority.

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Non-Competition, Code of Ethics and Clawback Policy

By accepting awards and as a condition to the exercise of awards and the enjoyment of any benefits of the Plan, each participant agrees to be bound by and subject to non-competition, confidentiality and invention ownership agreements acceptable to the Administrator and the Company’s code of ethics and other policies applicable to such participant as is in effect from time to time. Awards are subject to any clawback policy adopted by the Company from time to time.

Awards to Directors

The 2016 Plan is the exclusive vehicle for awards of cash and equity compensation to be paid or provided to the Company’s non-employee directors. Non-employee directors are eligible to receive all forms of awards to the extent permissible under the 2016 Plan. Cash awards to non-employee directors may take any form determined by the Administrator in its sole and absolute discretion, including, but not limited to, retainers, committee fees, chairperson fees, per meeting fees, and special fees for committee service. Cash awards paid to any non-employee director may not exceed $400,000 in any fiscal year. Equity awards to non-employee directors may take any form determined by the Administrator in its sole and absolute discretion. Equity awards granted to any non-employee director may not exceed 50,000 shares of the Company’s common stock in any fiscal year.

Termination of, or Changes to, the 2016 Plan

The Administrator may amend or terminate the 2016 Plan at any time and in any manner. Stockholder approval for an amendment will be required only to the extent then required by applicable law or any applicable stock exchange rules or as required under Sections 162, 409A, 422 or 424 of the Code to preserve the intended tax consequences of the 2016 Plan. For example, stockholder approval will be required for any amendment that proposes to increase the maximum number of shares that may be delivered with respect to awards granted under the 2016 Plan. Adjustments as a result of stock splits or similar events will not, however, be considered an amendment requiring stockholder approval. Unless terminated earlier by the Board of Directors, the authority to grant new awards under the 2016 Plan will terminate ten years from the date of its adoption by the Board of Directors. Outstanding awards generally will continue following the expiration or termination of the 2016 Plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

Certain Federal Tax Consequences

The following summary of the federal income tax consequences of awards under the 2016 Plan is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences. The tax consequences of individual awards may vary depending upon the particular circumstances applicable to any individual participant.

Nonqualified Stock Options. The grant of a nonqualified stock option under the 2016 Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a nonqualified stock option, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the shares of common stock at the time of exercise over the option exercise price. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by the Code. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the sales proceeds received and whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any subsequent capital gain.

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Incentive Stock Options. The grant of an incentive stock option (or “ISO”) under the 2016 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she will recognize ordinary compensation income in the year of the disposition. The amount of ordinary compensation income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Such amount is not subject to withholding for federal income and employment tax purposes, even if the participant is an employee of the Company. Any gain in excess of the amount taxed as ordinary income will generally be treated as a short-term capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary compensation income recognized by the participant, subject to possible limitations imposed by the Code.

The “spread” under an ISO (i.e., the difference between the fair market value of the shares at exercise and the exercise price) is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the alternative minimum tax liability.

Restricted Stock. Restricted stock is generally taxable to the participant as ordinary compensation income on the date that the restrictions lapse (i.e. the date that the stock vests), in an amount equal to the excess of the fair market value of the shares on such date over the amount paid for such stock (if any). If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the participant, subject to possible limitations imposed by the Code. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss depending on the sales price and how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any subsequent gain.

Participants receiving restricted stock awards may make an election under Section 83(b) of the Code (a “Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted the amount equal to the excess of the fair market value on the date of the issuance of the stock over the amount paid for such stock. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long-term or short-term capital gain or loss to the recipient. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Section 83(b) Election. The Section 83(b) Election must be made within 30 days from the time the restricted stock is issued. The Company is entitled to a deduction equal to the amount of income taken into account as a result of the Section 83(b) Election, subject to possible limitations imposed by the Code.

To the extent unrestricted dividends are paid while the restrictions on the stock are in effect, any such dividends will be taxable to the participant as ordinary income (and will be treated as additional wages for federal income and employment tax withholding purposes, if the recipient is an employee) and will be deductible by the Company (subject to possible limitations imposed by the Code), unless the participant has made a Section 83(b) Election, in which case the dividends will generally be taxed at dividend rates and will not be deductible by the Company.

Code Section 409A. Section 409A of the Code provides certain requirements for the deferral and payment of deferred compensation arrangements. In the event that any award under the 2016 Plan is deemed to be a deferred compensation arrangement, and if such arrangement does not comply with Section 409A of the Code, the recipient of such award will recognize ordinary income once such award is vested, as opposed to at the time or times set forth above. In addition, the amount taxable will be subject to an additional 20% federal income tax along with other potential taxes and penalties. It is intended, although not guaranteed, that all awards issued under the 2016 Plan will either be exempt from or compliant with the requirements of Section 409A of the Code.

Interested Parties

Because approval of the 2016 Plan will increase the number of shares available for issuance to the directors and executive officers of the Company, each of those persons has an interest in and may benefit from the approval of the 2016 Plan.

YOUR BOARD OF DIRECTORS RECOMENDS A VOTE “FOR” THE APPROVAL OF THE WHERE FOOD COMES FROM, INC. 2016 EQUITY INCENTIVE PLAN.

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INFORMATION ABOUT THE BOARD OF DIRECTORS AND

GOVERNANCE OF THE COMPANY

Leadership and Director Independence

John Saunders, our Chief Executive Officer and Chairman of the Board, is married to Leann Saunders, our President. Both Mr. and Mrs. Saunders serve on our Board of Directors. We believe as a small business, we benefit from a unified chair/CEO position due to the clarity of leadership that structure provides. Additionally, our independent board members are able to call special meetings, as deemed necessary.

The Board of Directors proposes adding two new nominees for election, thereby increasing the size of the Board of Directors from seven to nine members. The two new nominees for election are Graeme P. Rein and Michael Smith. The Board of Directors has increased the size of the Board to nine members effective as of the 2016 annual meeting to accommodate the new nominees.

A majority of the directors on our Board of Directors is independent.  Our common stock is traded on the OTCQB, which does not subject us to standards for director independence.  Therefore, pursuant to the regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we have adopted the director independence standards of the New York Stock Exchange (“NYSE”).  Our Board of Directors has determined that Messrs. Heinen, Lapaseotes, Larson, Smith and Van Schoick, each a current director and nominee at the 2016 annual meeting, qualify as “independent” directors under the rules promulgated by the SEC under the Exchange Act and the rules of the NYSE for independent directors in general and for independence related to the functions of an audit committee, compensation committee and nominating committee.  Additionally, our Board has determined that our new nominees, Mr. Rein and Mr. Smith, qualify as “independent” directors.

Board Structure

The Board of Directors does not have classes where a director serves multi-year terms. Each director serves for a one-year term and is subject to re-election by you each year. Prior to recommending a director for nomination for re-election, the Board of Directors considers many factors, including:

•	the quality of past director service, and attendance at Board of Directors and committee meetings;
•	whether the director continues to possess the qualities and capabilities considered necessary or desirable for director service; and
•	the independence of the director.

Committees

Currently, we do not have nominating, executive or compensation committees or other board committees performing equivalent functions. We believe that because the majority of our Board of Directors is independent and actively participates in all of our meetings, it is not necessary to create specific committees, other than an Audit Committee. Currently, all members of our Board of Directors, including Mr. and Mrs. Saunders, participate in discussions concerning executive officer compensation; however, Mr. and Mrs. Saunders abstain from voting concerning their compensation.

Adam Larson (Chairman), Dr. Gary Smith and Robert Van Schoick are the current members of the Audit Committee. Each of them is “independent,” as required by the rules promulgated by the SEC under the Exchange Act and the rules of the NYSE applicable to members of audit committees. Our Board of Directors has determined that Adam Larson qualifies as an “audit committee financial expert,” as defined by the rules promulgated by the SEC under the Exchange Act. The Audit Committee of the Board operates in accordance with a charter, which is posted on our website at www.wherefoodcomesfrom.com.

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The Audit Committee is primarily concerned with monitoring:

•	the integrity of our financial statements;
•	our compliance with legal and regulatory requirements; and
•	the independence and performance of our auditors.

The Audit Committee also is responsible for handling complaints regarding our accounting, internal accounting controls or auditing matters. Any such complaints received or submitted to the Chief Financial Officer are promptly forwarded to the Audit Committee to take such action as may be appropriate.

Procedures for Review of Transactions with Related Persons

Any proposed transaction with a related person is subject to review, negotiation and action by a committee consisting entirely of independent and disinterested directors, which committee is appointed by the Board of Directors at the time of any proposed transaction. The committee’s purpose and authority are set forth in resolutions appointing the committee and generally include the authority to retain such consultants, advisers and attorneys as it deems advisable in order to perform its duties. The following list details certain relationships and the related transactions:

•	John Saunders, our CEO and Chairman of the Board, is married to Leann Saunders, our President. Both Mr. and Mrs. Saunders serve on our Board of Directors.

Board Member Meeting Attendance

During 2015, the Board of Directors held one formal meeting, two telephonic meetings and took action by written consent four times. There were three meetings of the Audit Committee during 2015. Each incumbent director attended at least 75% of the aggregate total of meetings of the Board of Directors and the committee on which he or she served.

We had three directors who attended the 2015 annual meeting of shareholders. We do not have an official policy regarding the attendance of the members of the Board of Directors at annual meetings of shareholders.

Chairman of the Board

The business and affairs of the Company are managed under the direction of the Board of Directors. Generally, it is management’s responsibility to formalize, propose and implement strategic choices and the Board’s role to approve strategic direction and evaluate strategic results, including both the performance of the Company and the performance of the Chief Executive Officer.

The Chairman of the Board’s duties include, among others:

•	managing the relationship between the Board as a whole and management;
•	providing significant advice, counsel and guidance to the Board on strategic priorities and execution strategies;
•	facilitating discussions among the directors inside and outside the Board meetings;
•	driving practices and improvements on Board effectiveness and productivity;
•	presiding at all meetings of the Board of Directors;
•	recommending an annual schedule of Board and committee meetings;
•	overseeing all governance matters for the Board and shareholders;
•	being available for consultation and direct communication with major shareholders; and
•	carrying out other duties requested by the Board as a whole.

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Board’s Role in Risk Oversight

The Board of Directors is actively involved in oversight of risks that could affect the Company. This oversight is conducted through regular reports directly from officers responsible for oversight of particular risks within the Company such as financial matters and transactions and executive compensation programs and policies, as well as through full reports by the Audit Committee regarding the Company’s financial reporting and internal control functions.

Director’s Compensation

We presently compensate all non-employee directors by paying them $1,000 per meeting attended in person and $250 per telephonic meeting attended in excess of fifteen minutes. The same compensation applies for any committee meetings attended. In addition, directors are reimbursed for all company travel-related expenses.

Name and Position	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Tom Heinen	2,000	—	—	2,000
Pete Lapasotes	1,500	—	—	1,500
Adam Larson	2,750	—	—	2,750
Dr. Gary Smith	2,250	—	—	2,250
Robert Van Schoick	2,500	—	—	2,500

(1)	Amounts in this column represent the aggregate grant date fair value of stock awards/options granted in the reported year, determined in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718.

Qualifications to Serve as Director

Each candidate for director must possess at least the following specific minimum qualifications:

1.	Each candidate shall be prepared to represent the best interests of all the Company’s shareholders and not just one particular constituency.
2.	Each candidate shall have demonstrated integrity and ethics in his or her personal and professional life and have established a record of professional accomplishment in his or her chosen field.
3.	Each candidate shall be prepared to participate fully in activities of the Board of Directors and not have other personal or professional commitments that would interfere with or limit his or her ability to do so.
4.	In addition, candidates should possess the following qualities or skills:

(a) Each candidate shall contribute to the overall diversity of the Board of Directors—diversity being broadly construed to mean a variety of opinions, perspectives, personal and professional experiences and backgrounds, such as gender, race and ethnicity differences, as well as other differentiating characteristics.

(b) Each candidate should contribute positively to the existing chemistry and collaborative culture among the members of the Board of Directors.

(c) Each candidate should possess professional and personal experiences and expertise relevant to the Company’s business. Relevant experiences might include, among other things, large company CEO experience, senior-level industry experience, and relevant senior-level experience in one or more of the following areas—finance, accounting, sales and marketing, organizational development, information technology and public relations.

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Nomination of Directors

Following the recommendations of our independent directors, our Board of Directors formally nominated all of the nominees for election to our Board of Directors at the annual meeting. There are no specific weights assigned to any particular criteria, and no particular criterion is necessarily applicable to all prospective director candidates. For a discussion of the specific backgrounds and qualifications of our current director nominees, see “Information About the Nominees” above.

Code of Conduct

Our Board of Directors has adopted a code of conduct, which is posted on our website at www.wherefoodcomesfrom.com. Our Code of Conduct applies to our directors, officers and all of our employees. The Code of Conduct sets forth specific policies to guide the directors, officers and employees in their duties. The information on our website is not incorporated into this proxy statement.

Insider Trading Policy

All employees are prohibited from using confidential information for stock trading purposes. To use material, non-public information for personal financial benefit or to “tip” others who might make an investment decision on the basis of this information is not only unethical and against Company policy, it is also illegal. We maintain an insider trading policy applicable to all of our directors, officers and employees, their family members, and specially designated outsiders who have access to the Company’s material non-public information. This policy includes restrictions on the timing of transactions involving shares of WFCF common stock. Sales of common stock obtained through the exercise of stock options are subject to the restrictions of Company trading windows and blackout windows and must be pre-approved by a representative of the Company.

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EXECUTIVE OFFICERS

John Saunders, 44, founded the Company in 1998 and has served as the Chief Executive Officer since then. Mr. Saunders is also the Chairman of the Board of Directors of the Company and has served in this position since 1998. Previously, Mr. Saunders was a partner and consultant for Pathfinder Consulting Services, Inc. in Parker, Colorado. An expert in both technology and the livestock industry, Mr. Saunders is a graduate of Yale University.

Leann Saunders, 45, has been the President of the Company since 2008. Mrs. Saunders is also a Director on our Board of Directors and has served in this position since January 2012. Prior to 2003, Mrs. Saunders worked for PM Beef Holdings (“PM”), an integrated beef company, and developed a supply system for PM’s Ranch to Retail product line and managed PM’s USDA Process Verified program. She then served as the company’s Vice President of Marketing and Communications. Prior to joining PM in 1996, Mrs. Saunders worked for McDonald’s Corporation as a Purchasing Specialist, and Hudson Foods Corporation. Mrs. Saunders graduated with a B.S. in Agriculture Business and an M.S. in Beef Industry Leadership from Colorado State University. Mrs. Saunders sits on the Board of Directors for the International Stockmen’s Education Foundation, and was the chair-elect for the United States Meat Export Federation for the 2014-2015 year.

Dannette Henning, 46, has been the Chief Financial Officer of the Company since January 2008. Prior to her appointment, she was engaged by the Company as a consultant in November 2007. From 2004 to 2007, Mrs. Henning was the Controller for Einstein Noah Restaurant Group. From 2001 to 2003, she served as the Controller for Vari-L Company. Mrs. Henning’s previous experience includes financial management positions with KPMG Peat Marwick, DF&R Restaurant Company, and CSI/CDC Company. Mrs. Henning is a Certified Public Accountant with more than 20 years of professional experience. She received a B.B.A. degree in Accounting from the University of Texas at Arlington.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes the material elements of compensation awarded to, earned by or paid to the principal executive officer of the Company and the two other most highly compensated individuals who were serving as executive officers during 2015 (collectively, the “Named Executive Officers”). These individuals are listed in the “Summary Compensation Table” below.

Our compensation program bases a significant portion of the compensation of our executives on their ability to achieve annual operational objectives that advance the Company’s long-term business goals and that are designed to create sustainable long-term shareholder value. The Company’s performance-based compensation elements are guided by long-term objectives of maintaining market competitiveness and aligning the interests of our executives with the interests of our shareholders.

Our independent directors are responsible for aligning our compensation programs with our compensation philosophy of rewarding performance. They achieve that goal using independent third-party data to determine competitive compensation levels based on a peer group that represents both service-based companies and those companies with whom we compete for talent.

Current Executive Compensation Program Elements

Base Salary. Base salary provides fixed compensation based on competitive local market practice and is intended to acknowledge and reward core competence of our executives relative to their skills, experience and contributions to the Company. Base salaries for executives are generally reviewed annually and more frequently when there are any changes in responsibilities or market conditions.

Equity-Based Compensation. In general, our Board of Directors may grant to our executives and other key employees certain equity-based awards based upon the achievement of outstanding performance. Such awards are granted on a discretionary basis by the Board of Directors not subject to any defined incentive plan. Generally, such equity awards are limited to restricted stock grants and nonqualified stock options.

We believe equity-based awards advance the interests of the Company and promote the Company’s success by aligning the long-term interests of participants with those of our shareholders. Equity-based awards are intended to help the Company attract, motivate and retain highly-talented and marketable employees, non-employee directors and consultants to manage and oversee the profitable operations of, and achieve the long-term strategic goals of, the Company. They align the interests of designated employees, non-employee directors and consultants with those of shareholders by facilitating increased stock ownership by such employees and non-employee directors. Additionally, equity-based awards provide us with the flexibility to develop and deliver a long-term equity incentive program that is competitive, attracts and retains key talent, and meets current and evolving compensation practices.

Special Performance Bonuses. The Board of Directors may determine that an executive officer is entitled to a one-time bonus or equity award in recognition of special services to the Company or achievements of individual performance targets or goals for the executive officer. We believe our one-time bonus or equity awards are minimal.

Health and Welfare Benefits. All of our salaried employees are eligible for health and welfare benefits, including the Named Executive Officers. Our salaried employees also receive term life insurance and long-term disability.

Savings Plan. Our 401(k) Savings Plan (“401(k) Plan”) is designed to provide the Company’s employees with a competitive tax-deferred long-term savings vehicle. The 401(k) Plan is a qualified 401(k) plan. We currently match 25% of each participant’s contribution for the first 4% of the participant’s base salary and bonus. All Company contributions vest immediately.

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Perquisites. We provide our officers with perquisites that are generally intended to promote the officer’s efficiency. The Board of Directors reviews the perquisites annually for reasonableness and consistency with competitive practice. We currently provide our officers with a cell phone allowance. Additionally we provide our Chief Executive Officer with access to a company car.

Employment Contracts

In January 2006, we entered into employment agreements with John Saunders, our Chief Executive Officer, and with Leann Saunders, our President. Each agreement provided for an annual salary of $90,000 subject to performance review adjustments and automatically renews annually unless a 60-day notice of non-renewal is provided by either the Company or the employee. In the event of a change in control resulting from a sale, merger or other disposition, a lump-sum payment equal to 200% of the employee’s current salary is payable on the date of sale, merger or other disposition. Each agreement also contains customary nondisclosure and non-compete clauses.

Change in Control

In addition to the change in control provisions as described in the aforementioned employment contracts, we also have change of control provisions in our incentive-based equity plans. Under our stock option program, in the event of a change in control, the unvested options are immediately accelerated.

Say-on-Pay Feedback from Shareholders

In 2014, we submitted our executive compensation program for an advisory vote to you, our shareholders, and it received the support of over 98.6% of the total votes cast on the proposal. Tri-annually, the Board of Directors reviews the results of the advisory vote and considers feedback as it completes its annual review of each pay element and total compensation packages for our Named Executive Officers with respect to the next fiscal year. There were changes made to the executive compensation program for 2015 as more fully described below.

Fiscal 2015 Considerations

The Board of Directors conducted a detailed review of our compensation programs and benefits in comparison to our operating climate and the market as a whole. The Board of Directors determined that we while we had the appropriate mix of compensation and benefits in place (cash, short-term incentives, stock options, and 401(k)), base salaries for the Named Executive Officers were not competitive. Salaries for each of John and Leann Saunders and Dannette Henning were adjusted upward by approximately $40,000 in March 2015 to align with more competitive compensation levels. Additionally, seventy-five thousand (75,000) restricted shares of WFCF common stock were granted to Dannette Henning. The shares vest on various dates in 2016, 2017 and 2018, subject to the terms of the grant.

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Summary Compensation Table

The following table sets forth, for the last two completed fiscal years ended December 31, 2015 and 2014, the cash compensation paid by the Company, as well as certain other compensation paid with respect to those years and months, to the Chief Executive Officer and to each of the two other Named Executive Officers of the Company in all capacities in which they served:

	Summary Compensation Table
Name and Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(2)	Other ($)(3)	Total
John Saunders	2015	204,167	50,000	—	—	5,160	259,327
Chief Executive Officer	2014	172,365	10,000	—	—	4,669	187,034

Leann Saunders	2015	190,000	50,000	—	—	5,160	245,160
President	2014	159,375	5,000	—	—	4,341	168,716

Dannette Henning	2015	117,916	31,250	197,700	—	4,773	351,639
Chief Financial Officer	2014	82,188	5,000	—	3,450	1,623	92,261

(1)	Amounts shown reflect all salary received during 2015. Our salaries are paid on a semi-monthly basis.
(2)	Amounts in this column represent the aggregate grant date fair value of stock awards/options granted in the reported year, determined in accordance with FASB ASC Topic 718.
(3)	Represents the Company matching contribution to the 401(k) Plan and the value of a phone allowance.

2015 Grants under our Equity Incentive Based Plan

On March 2, 2015, the Board of Directors granted 1,000 restricted shares of WFCF common stock at a fair market value of $3.08 per share to Dannette Henning which fully vested on December 2, 2015. The grant date fair value of the stock award for financial reporting purposes as determined pursuant to FASB ASC Topic 718 was $3,080.

On September 14, 2015, the Board of Directors granted 74,000 restricted shares of WFCF common stock at a fair market value of $2.63 per share to Dannette Henning. The grant date fair value of the stock award for financial reporting purposes as determined pursuant to FASB ASC Topic 718 was $194,620. The shares vest in three annual installments beginning one year after the date of grant.

No other awards were granted to the Named Executive Officers during 2015.

2015 Option Exercises and Stock Vested under our Equity Incentive Based Plan

On December 2, 2015, 1,000 shares of WFCF common stock granted to Dannette Henning vested in full. The value realized upon vesting was $2,400 based upon the closing price of our common stock on December 2, 2015 of $2.40 per share.

During 2015, none of the Named Executive Officers exercised their right to purchase shares of WFCF common stock.

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth the total number of securities underlying unexercised options held by our Named Executive Officers as of December 31, 2015:

		Option Awards				Stock Awards
		Number of securities underlying unexercised options (#)		Option Exercise	Option Expiration	Number of shares of stock that have not	Market value of shares that have not
Name Executive Officer	Grant Date	exercisable	unexercisable (1)	Price	Date	vested (#)	vested (2)
John Saunders	9/9/2013	3,333	1,667	$1.23	9/9/2023	—	$—

Leann Saunders	9/9/2013	3,333	1,667	$1.23	9/9/2023	—	$—

Dannette Henning	4/1/2011	10,000	—	$0.24	4/1/2021	—	$—
	9/18/2012	5,000	—	$1.15	9/18/2022	—	$—
	5/30/2013	10,000	5,000	$1.10	5/30/2023	—	$—
	1/15/2014	1,000	2,000	$1.85	1/15/2024	—	$—
	9/14/2015	—	—	—	—	74,000	$156,140

(1)	Unvested options generally vest in three annual installments beginning one year after the date of grant and have a ten-year life.
(2)	Based on the closing price of our common stock on March 28, 2016 of $2.11 per share.

Benefits under Equity Compensation Plans

The following table sets forth securities authorized for issuance under our equity compensation plans as of December 31, 2015:

	No. of securities to be issued upon exercise of outstanding options and warrants	Weighted average exercise price of outstanding options and warrants	No. of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders:
2006 Equity Incentive Plan	266,003	$0.84	286,834
Equity compensation plans not approved by security holders:	—		—
Total	266,003		286,834

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors consists of four non-employee independent directors, Adam Larson (Chairman), Pete Lapaseotes, Dr. Gary Smith and Robert Van Schoick.

Management is responsible for our system of internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee is responsible for monitoring (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, and (3) the independence and performance of our auditors.

The Audit Committee has reviewed and discussed with our management and the independent accountants the audited consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2015, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T.

Our independent accountants also provided to the Audit Committee the written disclosure required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent accountants their firm’s independence. The Audit Committee considered the audit-related and non-audit services provided by the independent accountants and subsequently concluded that such services were compatible with maintaining the accountants’ independence.

Based on the Audit Committee’s discussion with management and the independent accountants, and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC.

Respectfully Submitted,

AUDIT COMMITTEE:

Adam Larson (Chairman)

Pete Lapaseotes

Dr. Gary Smith

Robert Van Schoick

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STOCK OWNERSHIP OF CERTAIN PERSONS

The following table shows the beneficial ownership of our common stock as of March 28, 2016 by (a) all persons known by us to beneficially own more than 5% of our common stock as of such date, (b) each present director, including present directors being considered for election at the annual meeting, (c) the Named Executive Officers, and (d) all executive officers and directors as a group. The number and percent of shares of common stock of the Company beneficially owned by each such person as of March 28, 2016 includes the number of shares, which such person has the right to acquire within sixty (60) days after such date. The percentage ownership expressed for the holders below is based on 23,853,461 outstanding shares of WFCF common stock as of March 28, 2016.

Name and Address	Number of Shares (1)		Percentage Ownership
John Saunders	7,262,244	(3), (4)	30.3%
Leann Saunders	7,262,244	(3), (5)	30.3%
Tom Heinen	113,333	(3), (6)	*
Pete Lapaseotes	780,015	(3), (7)	3.3%
Adam Larson	86,333	(3), (7)	*
Graeme P. Rein	1,715,210	(2), (3)	7.2%
Dr. Gary Smith	78,333	(3)	*
Michael D. Smith	2,562,896	(2), (3)	10.7%
Robert Van Schoick	28,333	(3), (7)	*
Dannette Henning	152,000	(3), (8)	*
All officers and directors as a group (8 persons)	12,778,697		53.3%
* Less than 1% beneficial ownership

(1)	This table is based upon information obtained from our stock records. Unless otherwise indicated in the footnotes to the above table and subject to community property laws where applicable, we believe that each shareholder named in the above table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned.
(2)	Based on information provided by the shareholders.
(3)	The address for all persons is 221 Wilcox Street, Suite A, Castle Rock, CO 80104
(4)	John and Leann Saunders are husband and wife and own the shares as joint tenants. Includes options to purchase 3,333 shares of common stock which are currently exercisable or will become exercisable within sixty (60) days of March 28, 2016.
(5)	John and Leann Saunders are husband and wife and own the shares as joint tenants. Includes options to purchase 3,333 shares of common stock which are currently exercisable or will become exercisable within sixty (60) days of March 28, 2016.
(6)	Includes options to purchase 13,333 shares of common stock which are currently exercisable or will become exercisable within sixty (60) days of March 23, 2015.
(7)	Includes options to purchase 18,333 shares of common stock which are currently exercisable or will become exercisable within sixty (60) days of March 23, 2015.
(8)	Includes options to purchase 27,000 shares of common stock which are currently exercisable or will become exercisable within sixty (60) days of March 23, 2015.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, our directors and executive officers, and persons who own more than 10% of our common stock, are required to report their initial ownership of our common stock and any subsequent changes in that ownership to the SEC and to furnish us with copies of all such reports. Based on our review of the reports we received and other written communications, we believe that all filing requirements applicable to our officers, directors and greater than ten percent shareholders have been satisfied during 2015, except for the failure to file a Schedule 13G for Mr. Michael D. Smith.

SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF SHAREHOLDERS

Shareholder proposals for consideration at our 2017 annual meeting must follow the procedures set forth in Rule 14a-8 under the Exchange Act or our bylaws, as applicable. To be timely under Rule 14a-8, they must be received by our Corporate Secretary at Where Food Comes From, Inc., 221 Wilcox Street, Suite A, Castle Rock, Colorado, 80104 by December 5, 2016 in order to be included in the proxy statement. Under the Company’s bylaws, if a shareholder plans to propose an item of business to be considered at any annual meeting of shareholders other than under Rule 14a-8, that shareholder is required to give notice of such proposal to our Corporate Secretary between 90 days prior to the anniversary of the preceding year’s annual meeting, or February 5, 2017 for our 2017 annual meeting and 50 days prior to the anniversary of the preceding year’s annual meeting, or March 17, 2017 for our 2017 annual meeting, subject to certain exceptions, and to comply with certain other requirements. The proposals must also comply with all applicable statutes and regulations.

OTHER MATTERS

The Board of Directors does not intend to bring any other matter before the annual meeting and has not been informed that any other matters are to be presented by others. In the event any other matter properly comes before the annual meeting, the person named in the enclosed form of proxy will vote all such proxies in accordance with his best judgment on such matters.

Whether or not you are planning to attend the annual meeting, you are urged to complete, date and sign the enclosed proxy and return it in the enclosed stamped envelope at your earliest convenience.

By Order of the Board of Directors,

/s/ John Saunders

John Saunders, Chairman

Castle Rock, CO

April 4, 2016

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Appendix A

WHERE FOOD COMES FROM, INC.
2016 EQUITY INCENTIVE PLAN

1.

PURPOSE OF PLAN

The purpose of this 2016 Equity Incentive Plan (this “Plan”) of Where Food Comes From, Inc., a Colorado corporation (the “Corporation”), is to promote the success of the Corporation and to increase stockholder value by providing an additional means to attract, motivate, retain and reward selected employees, directors, and other eligible persons through the grant of equity awards and certain cash compensation.

2.

ELIGIBILITY

The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant who renders bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation, or the Corporation’s compliance with any other applicable laws. An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity controlled by the Corporation directly or indirectly through one or more intermediaries; and “Board” means the Board of Directors of the Corporation.

3.

PLAN ADMINISTRATION

3.1

The Administrator. This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such other number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to determine the Eligible Persons who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the affirmative vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute due authorization of an action by the acting Administrator.

1

Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable stock exchange, this Plan shall be administered by a committee composed entirely of independent directors (as defined by the rules of the applicable stock exchange). Awards granted to non-employee directors shall not be subject to the discretion of any officer or employee of the Corporation and shall be administered exclusively by a committee consisting solely of independent directors.

3.2

Powers of the Administrator. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a)

determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive awards under this Plan;

(b)

grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

(c)

approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d)

construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e)

cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f)

accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

2

(g)

adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to compliance with applicable stock exchange requirements, Sections 4 and 8.6, and provided that in no case (except due to an adjustment contemplated by Section 7) shall the terms of any outstanding awards be amended (by amendment, cancellation and regrant, or other means) to reduce the per share exercise or base price of any outstanding stock option or stock appreciation right or other award granted under this Plan, or be exchanged for cash, other awards or stock option or stock appreciation rights with an exercise price that is less than the per share exercise price of the original stock option or stock appreciation rights, without stockholder approval, and further provided that any adjustment or change in terms made pursuant to this Section 3.2(g) shall be made in a manner that, in the good faith determination of the Administrator will not likely result in the imposition of additional taxes or interest under Section 409A of the Code;

(h)

determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i)

determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution, acceleration or succession of awards upon the occurrence of an event of the type described in Section 7;

(j)

acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration; and

(k)

determine the Fair Market Value (as defined in Section 5.6) of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

3.3

Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board, the Administrator, nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, legal fees) arising or resulting therefrom to the fullest extent permitted by law, the Corporation’s certificate of incorporation and bylaws, as the same may be amended from time to time, or under any directors and officers liability insurance coverage or written indemnification agreement with the Corporation that may be in effect from time to time.

3

3.4

Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. The Administrator shall not be liable for any such action or determination taken or made or omitted in good faith based upon such advice.

3.5

Delegation of Non-Discretionary Functions. In addition to the ability to delegate certain grant authority to officers of the Corporation as set forth in Section 3.1, the Administrator may also delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4.

SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMIT

4.1

Shares Available. Subject to the provisions of Section 7.1, the capital stock available for issuance under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock. For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation, par value $0.001 per share, and such other securities or property as may become the subject of awards under this Plan pursuant to an adjustment made under Section 7.1.

4.2

Share Limit. The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan (the “Share Limit”) may not exceed 5,000,000 shares of Common Stock.

The foregoing Share Limit is subject to adjustment as contemplated by Section 7.1 and Section 8.10.

4.3

Awards Settled in Cash, Reissue of Awards and Shares. The Administrator may adopt reasonable counting procedures to ensure appropriate counting and to avoid double counting (as, for example, in the case of tandem or substitute awards) as it may deem necessary or desirable in its sole discretion. Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a substantial risk of forfeiture. Accordingly, to the extent that an award under the Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, or otherwise terminated without delivery of shares to the participant, the shares retained by or returned to the Corporation will not be deemed to have been delivered under the Plan and will be deemed to remain or to become available under this Plan. Notwithstanding the foregoing, shares that are withheld from such an award or separately surrendered by the participant in payment of the exercise price or taxes relating to such an award, and the total number of shares subject to the exercised portion of an SAR (regardless of the actual lesser of number shares delivered to the Participant), shall be deemed to have been issued hereunder and shall reduce the number of shares remaining available for issuance under the Plan.

4.4

Reservation of Shares; No Fractional Shares. The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan.

4

5.

AWARDS

5.1

Type and Form of Awards. The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

5.1.1

Stock Options. A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5. Options may only be granted to Eligible Persons for whom the Corporation would be deemed to be an “eligible issuer of service recipient stock,” as defined in Treasury Regulation 1.409A-1(b)(5)(iii)(E).

5.1.2

Additional Rules Applicable to ISOs. To the extent that the aggregate Fair Market Value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the Fair Market Value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

5

5.1.3

Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the number of shares of Common Stock being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the SAR is exercised, over (ii) the Fair Market Value of a share of Common Stock on the date the SAR was granted as specified in the applicable award agreement (the “base price”). The maximum term of a SAR shall be ten (10) years. SARs may only be granted to Eligible Persons for whom the Corporation would be deemed to be an “eligible issuer of service recipient stock,” as defined in Treasury Regulation 1.409A-1(b)(5)(iii)(E).

5.1.4

Restricted Stock.

(a)

Restrictions. Restricted stock is Common Stock subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Administrator may determine at the date of grant or thereafter. Except to the extent restricted under the terms of this Plan and the applicable award agreement relating to the restricted stock, a participant granted restricted stock shall have all of the rights of a stockholder of the Corporation, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Administrator).

(b)

Certificates for Shares. Shares of restricted stock granted under this Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing restricted stock are registered in the name of the participant, the Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such restricted stock, that the Corporation retain physical possession of the certificates, and that the participant deliver a stock power to the Corporation, endorsed in blank, relating to the restricted stock. The Administrator may require that shares of restricted stock are held in escrow until all restrictions lapse.

(c)

Dividends and Splits. As a condition to the grant of an award of restricted stock, subject to applicable law, the Administrator may require or permit a participant to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under this Plan or held in escrow by the Corporation unless and until the related shares of restricted stock become vested. Unless otherwise determined by the Administrator, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed.

6

5.1.5

Cash Awards. The Administrator may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant cash bonuses (including without limitation, discretionary awards, awards based on objective or subjective performance criteria, awards subject to other vesting criteria).  Cash awards shall be awarded in such amount and at such times during the term of the Plan as the Administrator shall determine.

5.2

Award Agreements. Each award (other than cash awards described in Section 5.1.5) shall be evidenced by a written or electronic award agreement in the form approved by the Administrator and, if required by the Administrator, executed or accepted by the recipient of the award. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation (electronically or otherwise). The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.3

Deferrals and Settlements. Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares of Common Stock or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares. All mandatory or elective deferrals of the issuance of shares of Common Stock or the settlement of cash awards shall be structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.4

Consideration for Common Stock or Awards. The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator and subject to compliance with applicable laws, including, without limitation, one or a combination of the following methods:

•

services rendered by the recipient of such award;

•

cash, check payable to the order of the Corporation, or electronic funds transfer;

•

notice and third party payment in such manner as may be authorized by the Administrator;

•

the delivery of previously owned shares of Common Stock that are fully vested and unencumbered;

•

by a reduction in the number of shares otherwise deliverable pursuant to the award; or

7

•

subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery (or such other period as may be required by the Administrator in order to avoid adverse accounting treatment). Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their Fair Market Value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award by any method other than cash payment to the Corporation.

5.5

Definition of Fair Market Value. For purposes of this Plan “Fair Market Value” of a share of Common Stock, as of a date of determination, shall mean (i) the closing sales price per share of Common Stock on the U.S. national securities exchange or over-the-counter market on which such stock is principally traded on the date of the grant of such award or (ii) if the shares of Common Stock are not then listed on any national securities exchange or traded in an over-the-counter market or the value of such shares is not otherwise determinable, such value as reasonably determined by the Administrator in good faith and, to the extent necessary, in accordance with the requirements of Section 409A of the Code.

5.6

Transfer Restrictions.

5.6.1

Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 5.6, by applicable law and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

5.6.2

Exceptions. The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing (provided that any such transfers of ISOs shall be limited to the extent permitted under the federal tax laws governing ISOs). Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.

5.6.3

Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 5.6.1 shall not apply to:

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(a)

transfers to the Corporation,

(b)

the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c)

subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

(d)

subject to any applicable limitations on ISOs, if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e)

the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

6.

EFFECT OF TERMINATION OF SERVICE ON AWARDS

6.1

Termination of Employment.

6.1.1

Administrator Determination. The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award agreement otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.1.2

Stock Options and SARs. For awards of stock options or SARs, unless the award agreement provides otherwise, the exercise period of such options or SARs shall expire: (1) three months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary (provided however, that in the event of the participant’s death during this period, those persons entitled to exercise the option or SAR pursuant to the laws of descent and distribution shall have one year following the date of death within which to exercise such option or SAR); (2) in the case of a participant whose termination of employment is due to death or disability (as defined in the applicable award agreement), 12 months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary; and (3) immediately upon a participant’s termination for “cause.” The Administrator will, in its absolute discretion, determine the effect of all matters and questions relating to a termination of employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a termination of employment and whether a participant’s termination is for “cause.”

9

The term “cause” shall have the meaning assigned to such term in any individual employment or severance agreement or award agreement with the participant or, if no such agreement exists or if such agreement does not define “cause,” cause shall mean (i) participant’s act(s) of gross negligence or willful misconduct in the course of participant’s employment by the Corporation or any of its Subsidiaries that is or could reasonably be expected to be materially injurious to the Corporation or any of its Subsidiaries, (ii) willful failure or refusal by participant to perform in any material respect his or her duties or responsibilities, (iii) misappropriation by participant of any assets of the Corporation or any of its Subsidiaries, (iv) embezzlement or fraud committed by participant, or at his or her direction, and (v) participant’s conviction of, or pleading “guilty” or “ no contest” to a felony under state or federal law.

6.1.3

Restricted Stock. For awards of restricted stock, unless the award agreement provides otherwise, shares of restricted stock that are subject to restrictions at the time that a participant whose employment or service is terminated shall be forfeited and reacquired by the Corporation; provided however, the Administrator may provide, by rule or regulation or in any award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to shares of restricted stock shall be waived in whole or in part in the event of a termination of employment or service, and the Administrator may in other cases waive in whole or in part the forfeiture of shares of restricted stock.

6.2

Events Not Deemed Terminations of Service. Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 3 months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement.

6.3

Effect of Change of Subsidiary Status. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation, a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

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7.

ADJUSTMENTS; ACCELERATION

7.1

Adjustments. Upon or in contemplation of (a) any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”), (b) any merger, arrangement, combination, consolidation, or other reorganization, (c) any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property), or (d) any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock, the Administrator shall in such manner, to such extent and at such time as it deems appropriate and equitable in the circumstances (but subject to compliance with applicable laws and stock exchange requirements) proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the Share Limit), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any or all outstanding awards, (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, and (5) the non-employee director compensation limitations set forth in Section 9, below. Any adjustment made pursuant to this Section 7.1 shall be made in a manner that, in the good faith determination of the Administrator, will not likely result in the imposition of additional taxes or interest under Section 409A of the Code. With respect to any award of an ISO, the Administrator may make such an adjustment that causes the option to cease to qualify as an ISO without the consent of the affected participant.

7.2

Change in Control. The Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change in Control, or upon any other event or other circumstance related to the Change in Control, such as an involuntary termination of employment occurring after such Change in Control, as the Administrator may determine. Notwithstanding the foregoing, in the event the Administrator does not make appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the Change in Control, then each then-outstanding option and SAR shall automatically become fully vested, and all shares of restricted stock then outstanding shall automatically fully vest free of restrictions.

For purposes of this Plan, “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(a)

The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control; (A) any acquisition directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by John Saunders or Leann Saunders (collectively the “Principals”), or by any “group” (within the meaning of Section 13(d)(3) of the Exchange Act) that is controlled by one or more of the Principals; (D) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any affiliate of the Corporation or a successor, or (E) any acquisition by any entity pursuant to a transaction that complies with Sections (c)(1), (2) and (3) below;

11

(b)

Individuals who, as of the effective date of the Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Corporation’s stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board (including for these purposes, the new members whose election or nomination was so approved, without counting the member and his predecessor twice) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c)

Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its Subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation’s assets directly or through one or more subsidiaries (a “Parent”)) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any entity resulting from such Business Combination or a Parent or any employee benefit plan (or related trust) of the Corporation or such entity resulting from such Business Combination or Parent) beneficially owns, directly or indirectly, more than 50% of, respectively, the combined voting power of the then-outstanding voting securities of the entity resulting from such Business Combination, except to the extent that the ownership in excess of more than 50% existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors or trustees of the entity resulting from such Business Combination or a Parent were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(d)

Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation other than in the context of a transaction that does not constitute a Change in Control Event under clause (c) above.

No compensation that has been deferred for purposes of Section 409A of the Code shall be payable as a result of a Change in Control unless the Change in Control qualifies as a change in ownership or effective control of the Corporation within the meaning of Section 409A of the Code.

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7.3

Early Termination of Awards. Any award that has been accelerated as required or permitted by Section 7.2 upon a Change in Control (or would have been so accelerated but for Section 7.4 or 7.5) shall terminate upon such event, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation of such award and provided that, in the case of options and SARs that will not survive, be substituted, assumed, exchanged, or otherwise continued in the transaction, the holder of such award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding options and SARs in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of accelerated vesting and the impending termination be required and any acceleration may be made contingent upon the actual occurrence of the event).

The Administrator may make provision for payment in cash or property (or both) in respect of awards terminated pursuant to this Section as a result of the Change in Control and may adopt such valuation methodologies for outstanding awards as it deems reasonable and, in the case of options, SARs or similar rights, and without limiting other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.

7.4

Other Acceleration Rules. Any acceleration of awards pursuant to this Section 7 shall comply with applicable legal and stock exchange requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an award if an event giving rise to the acceleration does not occur. Notwithstanding any other provision of the Plan to the contrary, the Administrator may override the provisions of Section 7.2, 7.3, and/or 7.5 by express provision in the award agreement or otherwise. The portion of any ISO accelerated pursuant to Section 7.2 or any other action permitted hereunder shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

7.5

Possible Rescission of Acceleration. If the vesting of an award has been accelerated expressly in anticipation of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards; provided, that, in the case of any compensation that has been deferred for purposes of Section 409A of the Code, the Administrator determines that such rescission will not likely result in the imposition of additional tax or interest under Section 409A of the Code.

13

8.

OTHER PROVISIONS

8.1

Compliance with Laws. This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations and to such approvals by any applicable stock exchange listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2

Future Awards/Other Rights. No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3

No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

8.4

Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5

Tax Withholding. Upon any exercise, vesting, or payment of any award, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a)

require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

(b)

deduct from any amount otherwise payable in cash to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

14

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

8.6

Effective Date, Termination and Suspension, Amendments.

8.6.1

Effective Date and Termination. This Plan was approved by the Board and shall become effective upon approval by the stockholders at the Company’s next Annual Meeting (the “Effective Date”). Unless earlier terminated by the Board, this Plan shall terminate at the close of business ten years after the date on which it was approved by the Board. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2

Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3

Stockholder Approval. To the extent then required by applicable law or any applicable stock exchange or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, this Plan and any amendment to this Plan shall be subject to approval by the stockholders of the Corporation.

8.6.4

Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2(g).

8.6.5

Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding award shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

15

8.7

Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. Except as expressly provided herein, no adjustment will be made for dividends or other rights as a stockholder of the Corporation for which a record date is prior to such date of delivery.

8.8

Governing Law; Construction; Severability.

8.8.1

Choice of Law. This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State in which the Corporation is incorporated.

8.8.2

Severability. If a court of competent jurisdiction holds any provision of this Plan invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.8.3

Plan Construction.

(a)

Rule 16b-3. It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

(b)

Compliance with Section 409A of the Code. The Board intends that, except as may be otherwise determined by the Administrator, any awards under the Plan will be either exempt from or satisfy the requirements of Section 409A of the Code and related regulations and Treasury pronouncements (“Section 409A”) to avoid the imposition of any taxes, including additional income or penalty taxes, thereunder. If the Administrator determines that an award, award agreement, acceleration, adjustment to the terms of an award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a participant’s award to become subject to Section 409A, unless the Administrator expressly determines otherwise, such award, award agreement, payment, acceleration, adjustment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan and/or award agreement will be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A to the extent determined by the Administrator without the consent of or notice to the participant. Notwithstanding the foregoing, neither the Corporation nor the Administrator shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any participant under Section 409A and neither the Corporation nor the Administrator will have any liability to any participant for such tax or penalty.

16

(c)

No Guarantee of Favorable Tax Treatment. Although the Corporation intends that awards under the Plan will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Corporation does not warrant that any award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Corporation shall not be liable to any participant for any tax, interest or penalties the participant might owe as a result of the grant, holding, vesting, exercise or payment of any award under the Plan.

8.9

Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10

Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, arrangement, business combination, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan, except as may otherwise be provided by the Administrator at the time of such assumption or substitution or as may be required to comply with the requirements of any applicable stock exchange.

8.11

Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12

No Corporate Action Restriction. The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, arrangement, business combination, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

17

8.13

Other Corporation Benefit and Compensation Programs. Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing or except as otherwise specifically set forth in the terms and conditions of such other employee welfare or benefit plan or arrangement. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

8.14

Non-Competition, Code of Ethics and Clawback Policy. By accepting awards and as a condition to the exercise of awards and the enjoyment of any benefits of the Plan, including participation therein, each participant agrees to be bound by and subject to non-competition, confidentiality and invention ownership agreements acceptable to the Administrator and the Corporation’s code of ethics policy and other policies applicable to such participant as is in effect from time to time. Awards shall be subject to any clawback policy adopted by the Corporation from time to time.

9.

DIRECTOR COMPENSATION PROVISIONS

9.1

Plan Exclusive Vehicle for Non-Employee Director Cash and Equity Compensation. All cash and equity compensation paid or provided to the Corporation’s non-employee directors shall be awarded under the terms and conditions of this Plan.

9.2

Non-Employee Director Compensation. Non-employee directors may be awarded any of the types of awards described in Section 5 above for which they are eligible under the terms and conditions of Section 5, above.

9.2.1

Cash Awards. Cash awards (as described in Section 5.1.5) may take any form determined by the Administrator in its sole and absolute discretion, including, but not limited to, retainers, committee fees, chairperson fees, per meeting fees, and special fees for committee service. In no event shall Cash awards paid to any non-employee director exceed $400,000 in any fiscal year.

9.2.2

Equity Awards. Equity Awards (described in Sections 5.1.1, 5.1.3, 5.1.4. and 5.1.5) may take any form determined by the Administrator in its sole and absolute discretion, provided, however, that in no event shall awards granted to an non-employee director in any fiscal year cover more than 50,000 shares of Common Stock (with the number of shares covered by awards determined based on the maximum number of shares potentially issuable pursuant to such awards).

As adopted by the Board of Directors of Where Food Comes From, Inc. on March 15, 2016.

18

WHERE FOOD COMES FROM, INC.

221 WILCOX STREET, SUITE A

CASTLE ROCK, CO 80104

Proxy for Annual Meeting of Shareholders to be held on May 6, 2016

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints John Saunders as proxy with full power of substitution in the name, place and stead of the undersigned to vote at the Annual Meeting of Shareholders (the “Meeting”) of Where Food Comes From, Inc., a Colorado corporation (the “Company” or “WFCF”), on May 6, 2016 at 10:00 a.m. MST or at any adjournment or adjournments hereof, in the matters designated below, all of the shares of the Company’s common stock that the undersigned would be entitled to vote if personally present.

1.	To elect all nine nominees of the Company to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.
	Nominees:		FOR	WITHHOLD
	☐	John Saunders	☐	☐
	☐	Leann Saunders	☐	☐
	☐	Peter C. Lapaseotes, Jr.	☐	☐
	☐	Adam Larson	☐	☐
	☐	Dr. Gary Smith	☐	☐
	☐	Robert Van Schoick II	☐	☐
	☐	Tom Heinen	☐	☐
	☐	Graeme P. Rein	☐	☐
	☐	Michael D. Smith	☐	☐
			FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of GHP Horwath, P.C. as the independent auditors of the books and accounts of the Company for the year-ending December 31, 2016.		☐	☐	☐
3.	To approve the Where Food Comes from, Inc. 2016 Equity Incentive Plan.		☐	☐	☐

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF GHP HORWATH, P.C. AS THE INDEPENDENT AUDITOR OF THE COMPANY, AND FOR THE APPROVAL OF THE WHERE FOOD COMES FROM, INC. 2016 EQUITY INCENTIVE PLAN.

Please sign hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate the capacity in which signing.

Date

Print Ownership Name

Signature

Signature, if held jointly

Please return this proxy in the enclosed envelope and send to: Where Food Comes From, Inc., Attn: Proxy Count, 221 Wilcox Street, Suite A, Castle Rock, CO 80104.